UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2007

ACXIOM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-13163	71-0581897
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Information Way, P.O. Box 8180

Little Rock, Arkansas 72203-8180

(Address of principal executive offices, including zip code)

501-342-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2007, Charles Morgan, the Company Leader of Acxiom Corporation (the “Company”) announced that he will retire as Company Leader upon the selection of a successor. In addition, the board of directors of the Company announced that a search committee comprised of Halsey Wise, Mack McLarty, Ann Die Hasselmo and Charles Morgan has been formed to conduct a search for a successor company leader.

Item 9.01. Financial Statements and Exhibits.

The information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 1, 2007, issued by Acxiom Corporation.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACXIOM CORPORATION

Date: October 1, 2007	By:	/s/ Jerry C. Jones
	Name:	Jerry C. Jones
	Title:	Business Development/Legal Leader

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 1, 2007, issued by Acxiom Corporation.